Page 1 of 2 International Business Machines Corporation ("IBM") Equity Award Agreement Plan [IBM 1999 Long-Term Performance Plan (the "Plan")] Award Type [Stock Options, Restricted Stock, Restricted Stock Units, Cash-Settled Restricted Stock Units, SARs] Purpose The purpose of this Award is to retain selected employees and executives. You recognize that this Award represents a potentially significant benefit to you and is awarded for the purpose stated here. Awarded to Home Country Global ID Sample United States (USA) [Employee ID] [Global ID] Award Agreement This Equity Award Agreement, together with the “Terms and Conditions of Your Equity Award Effective [Date]” (“Terms and Conditions”) document and the Plan [http://w3.ibm.com/hr/exec/comp/eq_prospectus.html,] [https://w3cms.s3-api.us-geo.objectstorage.softlayer.net/inline-files/LTPP_1999_august_2007_prospectus.pdf], both of which are incorporated herein by reference, together constitute the entire agreement between you and IBM with respect to your Award. This Equity Award Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles. Grant Date of Grant: [Month Date, Year] [Exercise Price: $XX] Number of [Options/Units/Shares/SARs] Awarded: [XX] Vesting This Award vests as set forth below, subject to your continued employment with the Company as described in the Terms and Conditions document. Options/Units/Shares/SARs Date [number of shares] [month date year] [number of shares] [month date year] [ “ ] [ “ ] Options expire, subject to the Terms and Conditions document, on: [month date year] Terms and Conditions of Your Equity Award Refer to the Terms and Conditions document [http://w3.ibm.com/hr/exec/comp/eq_prospectus.html] [attached] for an explanation of the terms and conditions applicable to your Award, including those relating to: • Cancellation and rescission of awards (also see below) • Jurisdiction, governing law, expenses, taxes and administration • Non-solicitation of Company employees and clients, if applicable • Treatment of your Award in the event of death or disability or leave of absence • Treatment of your Award upon termination of employment, including retirement or for cause It is strongly recommended that you print the Terms and Conditions document for later reference. Exhibit 10.1

Page 2 of 2 Termination of Employment Cancellation and Rescission For the purposes of the Plan and this Equity Award Agreement, in determining when you cease to be an employee for the cancellation of any Award, you will be deemed to be terminated if you are no longer employed by IBM or a subsidiary corporation that employed you when the Award was granted unless approved by a method designated by those administering the Plan. You understand that IBM may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan. You understand that the Rescission Period that has been established for this Award is 12 months. Refer to the Terms and Conditions document and the Plan for further details. Data Privacy, Electronic Delivery By accepting this Award, you agree that data, including your personal data, necessary to administer this Award may be exchanged among IBM and its subsidiaries and affiliates as necessary, and with any vendor engaged by IBM to administer this Award, subject to the Terms and Conditions document; you also consent to receiving information and materials in connection with this Award or any subsequent awards under IBM's long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you. Extraordinary Compensation Your participation in the Plan is voluntary. The value of this Award is an extraordinary item of income, is not part of your normal or expected compensation and shall not be considered in calculating any severance, redundancy, end of service payments, bonus, long-service awards, pension, retirement or other benefits or similar payments. The Plan is discretionary in nature. This Award is a one-time benefit that does not create any contractual or other right to receive additional awards or other benefits in the future. Future grants, if any, are at the sole grace and discretion of IBM, including but not limited to, the timing of the grant, the number of units and vesting provisions. This Equity Award Agreement is not part of your employment agreement, if any. Accept Your Award This Award is considered valid when you accept it. This Award will be cancelled unless you accept it by 11:59 p.m. Eastern time two business days prior to the first vesting date in the “Vesting” section of this Agreement. [By pressing the Accept button below to accept your Award, you acknowledge having received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted and] [To record your acceptance of the Award and your acknowledgment that you have received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted, you must electronically sign this Agreement via Adobe Sign. Further by accepting this Award] you agree (i) not to hedge the economic risk of this Award or any previously-granted outstanding awards, which includes entering into any derivative transaction on IBM securities (e.g., any short sale, put, swap, forward, option, collar, etc.), (ii) to comply with the terms of the Plan, this Equity Award Agreement and the Terms and Conditions document, including those provisions relating to cancellation and rescission of awards and jurisdiction and governing law, (iii) that if you are, or become, subject to the terms of IBM’s Executive Officer Compensation Recovery Policy in effect from time to time, you agree to comply with the terms of such policy including provisions regarding repayment to IBM, and (iv) that, unless you are an Illinois worker or resident (in which case any previous awards remain unaffected by this Award), by your acceptance of this Award, all awards previously granted to you under the Plan or other IBM Long-Term Performance Plans are subject to jurisdiction, governing law, expenses, taxes and administration section of the Terms and Conditions document (unless at the time of your termination of employment you primarily worked or lived in Colorado, in which case the jurisdiction, governing law, expenses, taxes and administration terms of your previous awards shall apply).

International Business Machines Corporation ("IBM")

Equity Award Agreement

Plan **[IBM 1999 Long-Term Performance Plan (the "Plan")]**

Award Type **Performance Share Units (PSUs)**

Purpose The purpose of this Award is to retain selected executives. You recognize that this Award represents a potentially significant benefit to you and is awarded for the purpose stated here.

Awarded to **Sample**
Home Country **United States (USA) [Employee ID]**
Global ID **[Global ID]**

Award Agreement This Equity Award Agreement, together with the "Terms and Conditions of Your Equity Award Effective [Date]" ("Terms and Conditions") document and the Plan [*http://w3.ibm.com/hr/exec/comp/eq_prospectus.html*,] [https://w3cms.s3-api.us-geo.objectstorage.softlayer.net/inline-files/LTPP_1999_august_2007_prospectus.pdf], both of which are incorporated herein by reference, together constitute the entire agreement between you and IBM with respect to your Award. This Equity Award Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles.

Grant

Date of Grant	# PSUs Awarded	Performance Period	Date of Payout
[month day year]	[amount]	[dates]	[date]
[month day year]	[amount]	[dates]	[date]
["]	["]	["]	["]

Vesting You can earn the PSUs awarded above based on IBM's performance in achieving cumulative financial targets of IBM revenue, operating earnings per share and free cash flow, weighted 40/30/30 respectively, over the 3-year Performance Period applicable to the award. Performance against each of the targets will be subject to separate payout calculations according to the following table (**which will be applied separately for each award of PSUs listed above**):

% of Target	<70%	70%	80%	90%	100%	110%	≥120%
% of PSUs earned	0%	25%	50%	75%	100%	125%	150%

After the percentage of PSUs earned is determined, such percentage is further subject to a Relative Return on Invested Capital (ROIC) modifier over the three-year Performance Period that could result in (1) the percentage of PSUs earned being reduced up to 20 points if the performance falls below the S&P 500 Index median; or (2) the percentage of PSUs earned being increased up to 20 points when IBM exceeds the median performance of both the S&P 500 Index and the S&P Information Technology Index. The relative ROIC modifier has no effect on the percentage of PSUs earned when IBM's ROIC performance falls between the S&P 500 Index and the S&P Information Technology Index median. The final number of PSUs earned under this Award is generally determined after the ROIC modifier is applied. In the event the final percentage of PSUs earned is 0% based on IBM's performance in achieving cumulative financial targets of revenue, operating earnings per share and free cash flow, the relative ROIC modifier would not apply.

Payout of Awards Following the Date of Payout, the Company shall either (a) deliver to you a number of shares of Capital Stock equal to the number of your earned PSUs, or (b) make a cash payment to you equal to the Fair Market Value on the Date of Payout of the number of your earned PSUs at the end of the Performance Period, in either case, net of any applicable tax withholding, and the respective PSUs shall thereafter be cancelled.

All payouts under this Award are subject to the provisions of the Plan, this Agreement and the Terms and Conditions document, including those relating to the cancellation and rescission of awards.

Page 1 of 3

International Business Machines Corporation ("IBM") Equity Award Agreement Terms and Conditions of Your Equity Award Refer to the Terms and Conditions document [http://w3.ibm.com/hr/exec/comp/eq_prospectus.shtml] [attached] for an explanation of the terms and conditions applicable to your Award, including those relating to: • Cancellation and rescission of awards (also see below) • Jurisdiction, governing law, expenses, taxes and administration • Non-solicitation of Company employees and clients, if applicable • Treatment of your Award in the event of death or disability or leave of absence • Treatment of your Award upon termination of employment, including retirement or for cause, (i) if you are on the performance team, or any successor team thereto, and (ii) under all other circumstances. It is strongly recommended that you print the Terms and Conditions document for later reference. Termination of Employment For the purposes of the Plan and this Equity Award Agreement, in determining when you cease to be an employee for the cancellation of any Award, you will be deemed to be terminated if you are no longer employed by IBM or a subsidiary corporation that employed you when the Award was granted unless approved by a method designated by those administering the Plan. Cancellation and Rescission You understand that IBM may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period. You understand that the Rescission Period that has been established is 12 months. Refer to the Terms and Conditions document and the Plan for further details. Data Privacy, Electronic Delivery By accepting this Award, you agree that data, including your personal data, necessary to administer this Award may be exchanged among IBM and its subsidiaries and affiliates as necessary, and with any vendor engaged by IBM to administer this Award, subject to the Terms and Conditions document; you also consent to receiving information and materials in connection with this Award or any subsequent awards under IBM's long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you. Extraordinary Compensation Your participation in the Plan is voluntary. The value of this Award is an extraordinary item of income, is not part of your normal or expected compensation and shall not be considered in calculating any severance, redundancy, end of service payments, bonus, long-service awards, pension, retirement or other benefits or similar payments. The Plan is discretionary in nature. This Award is a one-time benefit that does not create any contractual or other right to receive additional awards or other benefits in the future. Future grants, if any, are at the sole grace and discretion of IBM, including but not limited to, the timing of the grant, the number of units and vesting provisions. This Equity Award Agreement is not part of your employment agreement, if any. Page 2 of 3

International Business Machines Corporation ("IBM") Equity Award Agreement Accept Your Award This Award is considered valid when you accept it. This Award will be cancelled unless you accept it by 11:59 p.m. Eastern time two business days prior to the end of the Performance Period in the “Grant” section of this Agreement. [By pressing the Accept button below to accept your Award, you acknowledge having received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted and] [To record your acceptance of the Award and your acknowledgment that you have received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted, you must electronically sign this Agreement via Adobe Sign. Further by accepting this Award] you agree (i) not to hedge the economic risk of this Award or any previously-granted outstanding awards, which includes entering into any derivative transaction on IBM securities (e.g., any short sale, put, swap, forward, option, collar, etc.), (ii) to comply with the terms of the Plan, this Equity Award Agreement and the Terms and Conditions document, including without limitation those provisions relating to cancellation and rescission of awards and jurisdiction and governing law, (iii) that if you are, or become, subject to the terms of IBM’s Executive Officer Compensation Recovery Policy in effect from time to time, you agree to comply with the terms of such policy including without limitation provisions regarding repayment to IBM; and (iv) that, unless you are an Illinois worker or resident, by your acceptance of this Award, all awards previously granted to you under the Plan or other IBM Long-Term Performance Plans are subject to (A) jurisdiction, governing law, expenses, taxes and administration section of the Terms and Conditions document (unless) at the time of your termination of employment you primarily worked or lived in Colorado, in which case the jurisdiction, governing law, expenses, taxes and administration terms of your previous awards shall apply) and (B) any cancellation, rescission or recovery required by applicable laws, rules, regulations or standards, including without limitation any requirements or standards of the U.S. Securities and Exchange Commission or the New York Stock Exchange. Page 3 of 3

Page 1 of 2 International Business Machines Corporation ("IBM") Equity Award Agreement Plan [IBM 1999 Long-Term Performance Plan (the "Plan")] Award Type [Retention Restricted Stock Units, Cash-Settled Retention Restricted Stock Units] Purpose The purpose of this Award is to retain selected employees and executives. You recognize that this Award represents a potentially significant benefit to you and is awarded for the purpose stated here. Awarded to Home Country Global ID Sample United States (USA) [Employee ID] [Global ID] Award Agreement This Equity Award Agreement, together with the “Terms and Conditions of Your Equity Award Effective [Date]” (“Terms and Conditions”) document and the Plan [http://w3.ibm.com/hr/exec/comp/eq_prospectus.html,] [https://w3cms.s3-api.us-geo.objectstorage.softlayer.net/inline-files/LTPP_1999_august_2007_prospectus.pdf], both of which are incorporated herein by reference, together constitute the entire agreement between you and IBM with respect to your Award. This Equity Award Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles. Grant Date of Grant: [Month Date, Year] Number of Units Awarded: [XX] Vesting This Award vests as set forth below, subject to your continued employment with the Company as described in the Terms and Conditions document. Units Date [number of units] [month date year] [number of units] [month date year] [ “ ] [ “ ] Terms and Conditions of Your Equity Award Refer to the Terms and Conditions document [http://w3.ibm.com/hr/exec/comp/eq_prospectus.html] [attached] for an explanation of the terms and conditions applicable to your Award, including those relating to: • Cancellation and rescission of awards (also see below) • Jurisdiction, governing law, expenses, taxes and administration • Non-solicitation of Company employees and clients, if applicable • Treatment of your Award in the event of death or disability or leave of absence • Treatment of your Award upon termination of employment, including retirement or for cause It is strongly recommended that you print the Terms and Conditions document for later reference.

Page 2 of 2 Termination of Employment Cancellation and Rescission For the purposes of the Plan and this Equity Award Agreement, in determining when you cease to be an employee for the cancellation of any Award, you will be deemed to be terminated if you are no longer employed by IBM or a subsidiary corporation that employed you when the Award was granted unless approved by a method designated by those administering the Plan. You understand that IBM may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period. You understand that the Rescission Period that has been established is three years. Refer to the Terms and Conditions document and the Plan for further details. Data Privacy, Electronic Delivery By accepting this Award, you agree that data, including your personal data, necessary to administer this Award may be exchanged among IBM and its subsidiaries and affiliates as necessary, and with any vendor engaged by IBM to administer this Award, subject to the Terms and Conditions document; you also consent to receiving information and materials in connection with this Award or any subsequent awards under IBM's long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you. Extraordinary Compensation Your participation in the Plan is voluntary. The value of this Award is an extraordinary item of income, is not part of your normal or expected compensation and shall not be considered in calculating any severance, redundancy, end of service payments, bonus, long-service awards, pension, retirement or other benefits or similar payments. The Plan is discretionary in nature. This Award is a one-time benefit that does not create any contractual or other right to receive additional awards or other benefits in the future. Future grants, if any, are at the sole grace and discretion of IBM, including but not limited to, the timing of the grant, the number of units and vesting provisions. This Equity Award Agreement is not part of your employment agreement, if any. Accept Your Award This Award is considered valid when you accept it. This Award will be cancelled unless you accept it by 11:59 p.m. Eastern time two business days prior to the first vesting date in the “Vesting” section of this Agreement. [By pressing the Accept button below to accept your Award, you acknowledge having received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted and] [To record your acceptance of the Award and your acknowledgment that you have received and read this Equity Award Agreement, the Terms and Conditions document and the Plan under which this Award was granted, you must electronically sign this Agreement via Adobe Sign. Further by accepting this Award] you agree (i) not to hedge the economic risk of this Award or any previously-granted outstanding awards, which includes entering into any derivative transaction on IBM securities (e.g., any short sale, put, swap, forward, option, collar, etc.), (ii) to comply with the terms of the Plan, this Equity Award Agreement and the Terms and Conditions document, including those provisions relating to cancellation and rescission of awards and jurisdiction and governing law, (iii) that if you are, or become, subject to the terms of IBM’s Executive Officer Compensation Recovery Policy in effect from time to time, you agree to comply with the terms of such policy including provisions regarding repayment to IBM; and (iv) that, unless you are an Illinois worker or resident (in which case any previous awards remain unaffected by this Award), by your acceptance of this Award , all awards previously granted to you under the Plan or other IBM Long-Term Performance Plans are subject to jurisdiction, governing law, expenses, taxes and administration section of the Terms and Conditions document (unless at the time of your termination of employment you primarily worked or lived in Colorado, in which case the jurisdiction, governing law, expenses, taxes and administration terms of your previous awards shall apply).